UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2015

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Quantum Corporation
(Exact name of registrant as specified in its charter)

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Delaware
(State or other jurisdiction of incorporation)

1-13449	94-2665054
(Commission File No.)	(IRS Employer Identification No.)

224 Airport Parkway
San Jose, CA 95110
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 944-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment to Long-Term Incentive Plan at Annual Meeting

At the annual meeting of stockholders (the “Annual Meeting”) of Quantum Corporation (the “Company”) held on August 31, 2015, the stockholders of the Company approved and ratified an amendment to the 2012 Long-Term Incentive Plan (the “Plan”) to increase the number of shares of Common Stock available for issuance under the Plan by 8,750,000 shares.

The terms and conditions of the Plan are described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 21, 2015. The Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter submitted to a vote at the Annual Meeting held on August 31, 2015, as well as the number of votes with respect to each matter. For more information about these proposals, please refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 21, 2015.

Proposal 1

The stockholders elected the nine nominees for director recommended by the Company’s Board of Directors (the “Board”) to the Board to serve until the next Annual Meeting or until their successors are elected and duly qualified, as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert J. Andersen	179,150,484	2,392,718	276,817	50,369,394
Paul R. Auvil III	177,042,224	4,545,756	232,039	50,369,394
Philip Black	178,739,864	2,848,396	231,759	50,369,394
Louis DiNardo	177,796,994	3,791,506	231,519	50,369,394
Dale L. Fuller	179,198,598	2,389,902	231,519	50,369,394
Jon W. Gacek	177,284,256	4,305,825	229,938	50,369,394
David A. Krall	178,718,668	2,870,059	231,292	50,369,394
Gregg J. Powers	179,029,997	2,558,745	231,277	50,369,394
David E. Roberson	178,710,182	2,878,316	231,521	50,369,394

Proposal 2

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2016, as set forth below:

For	Against	Abstain	Broker Non-Votes
230,127,154	2,004,059	58,200	--

Proposal 3

The stockholders voted for the adoption of a resolution approving, on an advisory basis, the compensation of the Company’s named executive officers, as set forth below:

For	Against	Abstain	Broker Non-Votes
175,754,455	5,938,539	127,025	50,369,394

Proposal 4

The stockholders approved and ratified an amendment to the Company’s 2012 Long-Term Incentive Plan to increase the number of shares of Common Stock available for issuance under the Plan by 8,750,000 shares, as set forth below:

For	Against	Abstain	Broker Non-Votes
141,916,724	39,764,040	139,255	50,369,394

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Quantum Corporation 2012 Long-Term Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

	By:	/s/ Shawn D. Hall
Shawn D. Hall
Senior Vice President, General
Counsel and Secretary

Dated: August 31, 2015

EXHIBIT INDEX

Exhibit	Description
10.1	Quantum Corporation 2012 Long-Term Incentive Plan